UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2017

Concurrent Computer Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2017, Concurrent Computer Corporation (the “Company” or “we”) held a special meeting of stockholders (the “Special Meeting”) to vote on the following matters: (i) a proposal to approve the sale of our content delivery and storage business (the “Asset Sale”) pursuant to the Asset Purchase Agreement (as it may be amended from time to time, the “Asset Purchase Agreement”), dated as of October 13, 2017, by and between Vecima Networks Inc., a corporation existing under the laws of Canada, and the Company; (ii) to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to Concurrent’s named executive officers in connection with the Asset Sale; and (iii) to approve the adjournment of the Special Meeting to a later time or date, if necessary or appropriate (as determined in good faith by our board of directors), from time to time, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale.

As of the close of business on November 3, 2017, the record date for the Special Meeting, there were 9,893,228 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. 6,187,710 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, constituting a quorum. A summary of the voting results for the proposals is set forth below:

Proposal 1: Approval of the Asset Sale:

The Company’s stockholders voted to approve the Asset Sale. The following are tabulated votes “For” and “Against” the Asset Sale, as well as the number of “Abstentions”:

For	Against	Abstained
5,723,140	401,020	63,550

Proposal 2: Approval, on an Advisory (Non-Binding) Basis, of Compensation that may be Payable to Certain Named Executive Officers in Connection with the Asset Sale

The Company’s stockholders approved on an advisory (non-binding) basis, specified compensation that may be paid or become payable to the named executive officers of the Company in connection with the Asset Sale. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

For	Against	Abstained
3,537,147	2,501,854	148,709

Proposal 3: Adjournment of the Special Meeting

Because the Company’s stockholders approved the Asset Sale, the vote on the proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve the Asset Sale was not called.

Item 8.01.	Other Events.

On December 13, 2017, the Company issued a press release announcing the approval of the Asset Sale by the stockholders. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Concurrent Computer Corporation, dated December 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCURRENT COMPUTER CORPORATION
(Registrant)

Dated: December 13, 2017	By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Concurrent Computer Corporation, dated December 13, 2017.